UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Titan International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Titan International, Inc.
2701 Spruce Street • Quincy, Illinois 62301
___________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date:  March 4, 2010

To Titan Stockholders:

A Special Meeting of Stockholders (the “Special Meeting”) of Titan International, Inc., an Illinois corporation (“Titan” or the “Company”), is to be held on March 4, 2010, at 10:00 a.m. Central Time, at the Holiday Inn, 4821 Oak Street, Quincy, IL 62305, to consider and act upon the following matters:

1)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares; and

2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company’s board of directors has fixed the “record date” to be the close of business on January 15, 2010.  Only those stockholders whose names appear of record at the Company’s close of business on January 15, 2010, as holders of record of the Company common stock, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

All stockholders are invited to attend the Special Meeting.  Stockholders can help the Company avoid unnecessary costs and delay by completing and promptly returning the enclosed proxy card.  Alternatively, you may authorize a proxy by using telephone or Internet options as instructed on the proxy card.  If you vote by telephone or Internet, you do not need to mail back your proxy card.  The presence, in person or by properly executed proxy, of the majority of common stock outstanding on the record date is necessary to constitute a quorum at the Special Meeting.

Meeting Attendance:  Please note that if you are attending the Special Meeting, proof of Titan common stock ownership as of the record date must be presented, in addition to valid photo identification.

Please Vote:  Every stockholder’s vote is important.  Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.  Telephone and Internet voting are also offered.

By Order of the Board of Directors,

Quincy, Illinois	Cheri T. Holley
January__, 2010	Secretary

You may obtain directions to the Special Meeting by sending a written request to Titan International, Inc., attention Investor Relations, 2701 Spruce Street, Quincy, IL 62301.

TABLE OF CONTENTS

Notice of Special Meeting of Stockholders	Cover
General Matters	1
Voting Procedures	1
Proposal #1 – Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares	4
Security Ownership of Certain Beneficial Owners and Management	6
Other Business	7
Cost of Proxy Solicitation	7

Table of Contents

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TITAN INTERNATIONAL, INC.

Meeting Date:  March 4, 2010

GENERAL MATTERS

This Proxy Statement is being furnished to the stockholders of Titan International, Inc. (“Titan” or the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on March 4, 2010, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting, and at any adjournment or postponement of that meeting.  This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about January __, 2010.

VOTING PROCEDURES

Qualifications to Vote

Holders of shares of common stock of the Company (“Common Stock”) at the close of business on January 15, 2010, (the “Record Date”) will be entitled to receive notice of and vote at the Special Meeting.

Shares Entitled to Vote

On the Record Date of January 15, 2010, there were 35,275,510 shares of the Company’s Common Stock outstanding which will be entitled to vote at the Special Meeting.

Votes per Share

Holders of the Company’s Common Stock (the “Common Stockholders”) are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Special Meeting.

Proposal Requiring Stockholder Vote

To consider and act upon the following matter:

✓ Proposal #1:  Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares;

and such other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof.

Time and Place

The Special Meeting of Stockholders of Titan International, Inc., an Illinois corporation, will be held on March 4, 2010, at 10:00 a.m. Central Time, at the Holiday Inn, 4821 Oak Street, Quincy, IL 62305.

Meeting Attendance

Please note that if you are attending the Special Meeting, proof of Titan Common Stock ownership as of the Record Date of January 15, 2010, must be presented, in addition to valid photo identification.

Voting by Proxy

Stockholders are asked to complete and promptly return the enclosed proxy card by mail or authorize a proxy by using telephone or Internet options as instructed on the proxy card. If you vote by telephone or Internet, you do not need to mail back your proxy card.

Recommendation by Board of Directors

The Board of Directors unanimously recommends that you vote FOR the following proposal:

Proposal #1:  Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

Quorum

Common Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Special Meeting.  The presence, in person or by properly executed proxy, of the Common Stockholders holding a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting.  Abstentions and “broker non-votes” (in cases when a broker has delivered a proxy that does not have authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum.  If a quorum is not present at the time the Special Meeting is convened, the Company may adjourn or postpone the Special Meeting.

Procedures

All Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such proxies will be voted FOR Proposal #1, and persons designated as proxies will vote with their best judgment on such other business as may properly come before the Special Meeting.  The Board of Directors does not know of any matters that will come before the Special Meeting other than that described in the Notice of Special Meeting attached to this Proxy Statement.

Vote Required to Approve Proposal

Proposal #1: The votes of Common Stockholders holding a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting is required for the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether a proposal has been approved, and so are equivalent to votes against a proposal (other than the election of directors). Broker non-votes will have no impact on the outcome of any of the matters to be considered at the Special Meeting.

Revoking a Proxy

Any proxy given pursuant to this solicitation may be revoked at any time before it is voted. Common Stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed revocation and proxy bearing a later date or by voting in person by written ballot at the Special Meeting. Attendance at the Special Meeting will not of itself constitute revocation of a proxy.  Any written notice revoking a proxy should be sent to: Cheri T. Holley, Secretary of Titan International, Inc., 2701 Spruce Street, Quincy, Illinois 62301.

Cost of Proxy Solicitation

The costs of solicitation of proxies will be borne by the Company.  It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company’s Common Stock held of record by such persons, and will be reimbursed by the Company for reasonable expenses incurred therewith.

Company’s Transfer Agent

BNY Mellon Shareowner Services	Physical address:
P.O. Box 358015	480 Washington Blvd.
Pittsburgh, PA 15252-8015	Jersey City, NJ 07310-1900

Stockholder Information: (877) 237-6882
Web site:  www.bnymellon.com/shareowner/isd

Vote Tabulation

Broadridge Investor Communication Services will judge the voting and be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Special Meeting.

Voting Results

Titan International, Inc. will announce preliminary voting results at the Special Meeting and publish final results in a Form 8-K.

Please Vote

Every stockholder’s vote is important.  Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.  Telephone and Internet voting are also offered.

Directions

You are cordially invited to attend Titan’s special meeting of stockholders on March 4, 2010 at 10:00 a.m. Central Time.  The meeting will be held at the Holiday Inn, 4821 Oak Street, Quincy, IL 62305.  The Holiday Inn is located approximately one block north of 4800 Broadway in Quincy, IL.  You may call the Holiday Inn at (217) 223-7800 for further direction information.

Proxy Notice

Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Stock holders to Be Held on March 4, 2010.

This Notice of Special Meeting of Stockholders and Proxy Statement are available at
http://www.titan-intl.com.

Proposal Requiring Stockholder Vote

✓ PROPOSAL #1 -	Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares

Recommendation by Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

Description of Proposed Amendment

The Board of Directors (the “Board”) has unanimously approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.  No change is being proposed in the authorized number of shares of the Company’s preferred stock, which will remain at 4 million preferred shares.

To accomplish the increase in authorized shares of Common Stock, the Board of Directors proposes that Article III, Paragraph 1, of the Company’s Amended and Restated Articles of Incorporation be amended and restated to read in its entirety as follows:

“Paragraph 1:  Number and Class.  The number of shares which the Corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

Class	Par Value	Number of Shares Authorized
Common Stock	without par value	120,000,000 shares
Preferred Stock	without par value	4,000,000 shares”

If this proposal is approved, the Company expects to file a Certificate of Amendment of the Amended and Restated Articles of Incorporation with the Secretary of State of Illinois on or shortly after the close of business on the date of the Special Meeting.

Why We are Seeking Stockholders Approval

Pursuant to the law of our state of incorporation, Illinois, the Company’s Board must approve any amendment to the Company’s Amended and Restated Articles of Incorporation and submit the amendment to stockholders.  The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock is required for Proposal #1 approval.

The Board believes that an increase in authorized Common Stock would provide the Company with additional flexibility to issue and/or sell Common Stock from time to time at the discretion of the Board, and without further authorization by the stockholders except as may be required by applicable law or the rules of the New York Stock Exchange, in connection with one or more of the following business purposes:

•	Financing and acquisition transactions
•	Strategic investments
•	Public or private offerings of Common Stock or convertible securities
•	Other corporate programs and purposes that have not yet been identified

This amendment will not increase or decrease the number of shares of Preferred Stock that the Company would be authorized to issue.

Share Count Summary January 15, 2010

	Common Shares	Preferred Shares
Authorized	#60,000,000	#4,000,000

Outstanding – January 15, 2010	#35,275,510	# 0
Reserved for convertible notes	17,647,061	0
Treasury shares held	2,199,778	0
Reserved for future issuance under equity compensation plans	1,217,720	0
Reserved for exercisable stock options	390,536	0
Total	#56,730,605	#0

Proposed Authorized	#120,000,000	#4,000,000
		(No Change)

Effects of the Proposal on the Company’s Stockholders

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present stockholders.  The additional shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.  Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock.  Accordingly, the issuance of additional shares of Common Stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of stockholders at the time of issuance.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of September 30. 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each director and nominee for director, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.
	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (a)		Percent
Keeley Asset Management Corp. 401 South LaSalle Street Chicago, IL 60605	2,028,800	(b)	5.8%
Neuberger Berman Group, LLC. 605 Third Avenue New York, NY 10158	1,994,629	(b)	5.7%
Named Executive Officers & Directors
Anthony L. Soave	894,375		2.5%
Maurice M. Taylor Jr.	655,150	(c)	1.8%
Richard M. Cashin Jr.	445,536		1.3%
Mitchell I. Quain	182,250		*
Erwin H. Billig	42,500		*
Albert J. Febbo	23,750		*
Kent W. Hackamack	1,250		*
Cheri T. Holley	275		*
J. Michael A. Akers	0		*
All named executive officers & directors as a group (nine persons)	2,245,086		6.3%
___________________________ * Less than one percent.
(a)
Except for voting powers held jointly with a person’s spouse, represents sole voting and investment power unless otherwise indicated.  Includes unissued shares subject to options exercisable within 60 days after September 30, 2009, as follows:  Mr. Taylor, 189,536 shares; Mr. Soave, 46,250 shares; Mr. Quain, 46,250 shares; Mr. Cashin, 35,000 shares; Mr. Billig, 22,500 shares; Mr. Febbo, 1,250 shares; all named executive officers and directors as a group, 340,786 shares.

(b)	Based on information contained in a Form 13F filed with the Securities and Exchange Commission on November 12, 2009.

(c)
Includes 260,594 shares held jointly by Mr. Taylor and his wife as to which they share voting and dispositive power.  Also includes 205,020 shares held by Mr. Taylor as to which he has sole voting and dispositive power.

OTHER BUSINESS

The Board of Directors does not intend to present at the Special Meeting any business other than the items stated in the “Notice of Special Meeting of Stockholders” and does not know of any matters to be brought before the Special Meeting other than that referred to above.  If, however, any other matters properly come before the Special Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

COST OF PROXY SOLICITATION

The costs of solicitation of proxies will be borne by the Company.  In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or electronic mail, by directors, officers or regular employees of the Company, without additional compensation.  It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company’s Common Stock held of record by such persons, and will be reimbursed by the Company for reasonable expenses incurred therewith.

STOCKHOLDER PROPOSALS

Any proposal to be presented at the 2010 Annual Meeting of Stockholders must have been received at the principal executive offices of the Company no later than November 30, 2009, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such Annual Meeting of Stockholders.  Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission relating to stockholder proposals, and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

If a stockholder intends to present a proposal at the Company’s 2010 Annual Meeting of Stockholders without the inclusion of such proposal in the Company’s proxy material and written notice of such proposal is not received by the Company on or before February 15, 2010, proxies solicited by the Board of Directors for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on such proposal if presented at the meeting.  Stockholders’ proposals should be sent to: Cheri T. Holley, Secretary of Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

Quincy, Illinois	Cheri T. Holley
January __, 2010	Secretary

APPENDIX A

RESOLUTION

Resolved, that the Articles of Incorporation be amended by deleting Article III, Paragraph 1 in its entirety and by inserting in lieu thereof the following:

“Paragraph 1:  Number and Class.  The number of shares which the Corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

Class	Par Value	Number of Shares Authorized
Common Stock	without par value	120,000,000 shares
Preferred Stock	without par value	4,000,000 shares”

A – 1

Titan International, Inc.
2701 Spruce Street • Quincy, IL 62301
www.titan-intl.com

TITAN  INTERNATIONAL, INC.
2701  SPRUCE  SREET
QUINCY, IL 62301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain
1. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.	□	□	□

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

TITAN INTERNATIONAL, INC.
This proxy is solicited by the Board of Directors for the
Special Meeting of Stockholders to be held on
Thursday, March 4, 2010, at 10:00 AM Central Time at the

Holiday Inn
4821 Oak Street
Quincy, Illinois 62305

The undersigned hereby constitutes and appoints Maurice M. Taylor Jr., Cheri T. Holley, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in TITAN INTERNATIONAL, INC. at the Special Meeting of stockholders to be held on Thursday, March 4, 2010, and at any adjournments thereof and on all matters properly coming before the meeting.

This proxy will be voted as directed or, if no direction is indicated, will be voted FOR Proposal 1.

Note: Please note that if you are attending the Special Meeting, proof of Titan Common Stock ownership as of the record date must be presented, in addition to valid photo identification.

Continued and to be signed on reverse side